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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): November 15, 2002

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                    19006
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 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
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Item 5.  Other Events.

            The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below. The financial statements being filed as exhibit 99.1 are being filed to include Supplemental Guarantor Information in note 13 of the statements and to reflect the impact on per share amounts from the Registrant's two-for-one stock split paid March 28, 2002, to stockholders of record as of the close of business on March 14, 2002. The financial statements included in exhibit 99.2 are being filed to include Supplemental Guarantor Information for the interim periods ended July 31, 2002 and 2001.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                 Item
-------             ----

23*      Consent of Independent Auditors

99.1* Consolidated Balance Sheets of Toll Brothers, Inc. at October 31, 2001 and 2000, Consolidated Statements of Income for the fiscal years
         2001, 2000 and 1999, and Consolidated Statements of Cash Flow for the fiscal years 2001, 2000 and 1999 and notes thereto.

99.2* Consolidating Balance Sheet of Toll Brothers, Inc. at July 31, 2002, Consolidating Income Statements for the three month and nine month periods ended July 31, 2002 and 2001, and Consolidating Statements of Cash Flow for the nine months ended July 31, 2002 and 2001.

* Filed electronically herewith.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TOLL BROTHERS, INC.

Dated: November 15, 2002                          By: /s/ Joseph R. Sicree
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                                                   Joseph R. Sicree
                                                   Vice President, Chief
                                                   Accounting Officer